SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                January 26, 1999




                          STONEVILLE INSURANCE COMPANY

             (Exact name of registrant as specified in its charter)

  Mississippi                   333-24379                     72-1341156
  (State or other           (Commission File                (I.R.S. Employer
  jurisdiction of                 Number)                    Identification
  incorporation)                                                  Number)

                        633 North State Street, Suite 200
                         Jackson, Mississippi 39202-7817
               (Address of principal executive offices) (Zip code)

                                 (601) 352-7817
              (Registrant's telephone number, including area code)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Richard L. Eaton ("Eaton") was previously the principal accountant for Stoneville Insurance Company ("the Company"). Mr. Eaton has accepted a position with the Company and thus is ineligible to serve as the Company's outside auditor for 1998. On January 26, 1999, the Board of Directors approved the appointment of Deloitte & Touche to act as the Company's independent auditors for the fiscal year ending December 31, 1998.

        The reports of Eaton on the Company's consolidated financial statements for the years ended December 31, 1996 and 1997 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

        For each of the years in the two year period ended December 31, 1997, and during 1998, there were no "Disagreements" (as such term is defined under the Federal Securities laws) with Eaton, on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which Disagreements, if not resolved to the satisfaction of Eaton, would have caused Eaton to make reference to the subject matter of the Disagreement in connection with his reports.

        For each of the years in the two year period ended December 31, 1997, and during 1998, the Company was not (i) advised by Eaton that the Company did not have internal controls necessary to develop reliable financial statements;
(ii) advised by Eaton that he was no longer able to rely on management's representations or that he was unwilling to be associated with financial statements prepared by management; (iii) advised by Eaton of a need to expand the scope of his audit ; or (iv) advised by Eaton that information had come to his attention that materially impacted the fairness or reliability of any audit report or financial statement issued or to be issued, or caused him to be unwilling to rely on management's representations or be associated with the Company's consolidated financial statements (collectively, "Reportable Events"). The Company requested Eaton to furnish a letter addressed to the Securities and Exchange Commission stating whether he agrees with the above statements. A copy of that letter dated January 27, 1999 is filed as Exhibit A to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (c)     Exhibits.

                       16.     Letter re change in certifying accountant

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   January 27, 1999

                                      STONEVILLE INSURANCE COMPANY



                                      By:/s/ Harry Vickery
                                         ---------------------------
                                         President